News Release

Investor Contact: Susan Harcourt 703-682-1204
Media Contact: Amy Ackerman 703-682-6399

AES Outlines Long-Term Strategy for Growth in Renewables & US Utilities, While Executing on Intent to Exit Coal by Year-End 2025
Diversified Business Mix Supports and Advances Portfolio Transformation

Strategic Highlights Through 2027
•Expect to triple renewables capacity by adding 25 to 30 GW of solar, wind and energy storage
•Investing to deliver 10% annual rate base growth at US utilities
•Strengthening position as a leader in new energy technologies, including green hydrogen

Financial Highlights Through 2027
•Initiating Adjusted EPS1 annualized growth target of 6% to 8% through 2027, from a base of 2023 guidance of $1.65 to $1.75
◦Reaffirming Adjusted EPS1 annualized growth target of 7% to 9% through 2025, from a base of 2020
•Initiating 2023 Adjusted EBITDA2 guidance of $2,600 to $2,900 million
•Initiating Adjusted EBITDA2 annualized growth target of 3% to 5% overall, and 17% to 20% excluding the Energy Infrastructure SBU, through 2027 from a base of 2023 guidance
•Maintaining 4% to 6% annual dividend growth guidance, subject to Board approval

ARLINGTON, Va., May 8, 2023 – The AES Corporation (NYSE: AES) today outlined its long-term strategy for growth, including substantial growth in renewables and US utilities, and fully exiting coal by year-end 20253.

“AES is uniquely positioned to create value for our shareholders in the once in a lifetime energy transition we are currently living through,” said Andrés Gluski, AES President and Chief Executive Officer. “Through 2027, we expect to nearly triple our renewables capacity by adding 25 to 30 GW of solar, wind and energy storage to our portfolio, while simultaneously delivering annual rate base growth of 10% at our US utilities. Our diversified portfolio will support and enable this growth as we advance our transformation by fully exiting coal by year-end 2025.”

“With our new Strategic Business Units, we have aligned our management and operations of our businesses to execute on our long-term strategy, and this structure now better reflects the focused company that AES is today,” said Steve Coughlin, AES Executive Vice President and Chief Financial Officer. “We expect to deliver
1 Adjusted EPS is a non-GAAP financial measure. See attached "Non-GAAP Measures" for definition of Adjusted EPS and a description of the adjustments to reconcile Adjusted EPS to Diluted EPS for the year ended December 31, 2022. The Company is not able to provide a corresponding GAAP equivalent or reconciliation for its Adjusted EPS guidance without unreasonable effort.
2 Adjusted EBITDA is a non-GAAP financial metric. See attached "Non-GAAP Measures" for definition of Adjusted EBITDA and a description of the adjustments to reconcile Adjusted EBITDA to Net Income for the year ended December 31, 2022. The Company is not able to provide a corresponding GAAP equivalent or reconciliation for its Adjusted EBITDA guidance without unreasonable effort.
3 Through asset sales, fuel conversions and retirements, while maintaining reliability and affordability, and subject to necessary approvals.

on our strategic and financial objectives, including strong growth in Adjusted EPS4 and Adjusted EBITDA5, while continuing to yield an attractive dividend for our shareholders.”

Guidance and Expectations4,5

The Company is initiating an annualized growth target for Adjusted Earnings Per Share (Adjusted EPS)4 of 6% to 8% through 2027, from a base of its reaffirmed 2023 guidance of $1.65 to $1.75. Growth is expected to be primarily driven by contributions from new renewables expected to come online and investments in the rate base at the Company’s Utilities Strategic Business Unit (SBU). This growth is expected to be partially offset by lower contributions from the Energy Infrastructure SBU as the Company intends to exit coal by year-end 2025, asset sales, and higher Parent interest.

The Company is reaffirming its annualized growth target for Adjusted EPS4 of 7% to 9% annualized growth target4 through 2025, from a base year of 2020.

The Company is including Adjusted EBITDA5 as a financial metric to add clarity, including:
•Exclusion of tax attributes;
•Less influence from timing of new project commissionings;
•Closer alignment of underlying business performance and operating cash generation; and
•Use in valuing contracted renewables portfolios.

The Company is initiating 2023 Adjusted EBITDA5 guidance of $2,600 to $2,900 million. Growth in 2023 is expected to be primarily driven by contributions from new renewables projects coming online, as well as prior-year one-time expenses at the Company’s US utilities. This growth is expected to be partially offset by lower margins from the Company’s LNG business, due to normalization of LNG prices and the roll-off of a gas supply contract, and lower coal margins.

Annualized growth in Adjusted EBITDA5 is expected to be 3% to 5% through 2027, from a base of 2023 guidance. This growth is expected to be primarily driven by contributions from new renewables expected to come online and investments in the rate base at the Company’s Utilities SBU, partially offset by asset sales and lower contributions from the Energy Infrastructure SBU.

Excluding the Company’s Energy Infrastructure SBU, annualized growth in Adjusted EBITDA5 is expected to be 17% to 20% through 2027, from a base of 2023 guidance.

4 Adjusted EPS is a non-GAAP financial measure. See attached "Non-GAAP Measures" for definition of Adjusted EPS and a description of the adjustments to reconcile Adjusted EPS to Diluted EPS for the quarter ended March 31, 2023. The Company is not able to provide a corresponding GAAP equivalent or reconciliation for its Adjusted EPS guidance without unreasonable effort.
5 Adjusted EBITDA is a non-GAAP financial metric. See attached "Non-GAAP Measures" for definition of Adjusted EBITDA and a description of the adjustments to reconcile Adjusted EBITDA to Net Income for the year ended December 31, 2022. The Company is not able to provide a corresponding GAAP equivalent or reconciliation for its Adjusted EBITDA guidance without unreasonable effort.

The Company’s 2023 guidance is based on foreign currency and commodity forward curves as of March 31, 2023.

Non-GAAP Financial Measures

See Non-GAAP Measures for definitions of Adjusted Earnings Per Share, Adjusted Pre-Tax Contribution, and Adjusted EBITDA, as well as reconciliations to the most comparable GAAP financial measures.

Webcast Information

AES will hold an Investor Day on Monday, May 8, 2023 at 9:00 a.m. Eastern Time (ET) in New York City. At the event, AES Management will deliver prepared remarks and host a question and answer session with analysts and investors. Interested parties may access the live webcast and presentation materials at www.aes.com by selecting "Investors" and then "Upcoming Events" prior to the start of the event. A replay will be available shortly after the conclusion of the event at www.aes.com by selecting "Investors" and then "Presentations and Webcasts."

About AES

The AES Corporation (NYSE: AES) is a Fortune 500 global power company accelerating the future of energy. Together with our many stakeholders, we're improving lives by delivering the greener, smarter energy solutions the world needs. Our diverse workforce is committed to continuous innovation and operational excellence, while partnering with our customers on their strategic energy transitions and continuing to meet their energy needs today. For more information, visit www.aes.com.

Safe Harbor Disclosure

This news release contains forward-looking statements within the meaning of the Securities Act of 1933 and of the Securities Exchange Act of 1934. Such forward-looking statements include, but are not limited to, those related to future earnings, growth and financial and operating performance. Forward-looking statements are not intended to be a guarantee of future results, but instead constitute AES’ current expectations based on reasonable assumptions. Forecasted financial information is based on certain material assumptions. These assumptions include, but are not limited to, our expectations regarding accurate projections of future interest rates, commodity price and foreign currency pricing, continued normal levels of operating performance and electricity volume at our distribution companies and operational performance at our generation businesses consistent with historical levels, as well as the execution of PPAs, conversion of our backlog and growth investments at normalized investment levels, rates of return consistent with prior experience and the COVID-19 pandemic.

Actual results could differ materially from those projected in our forward-looking statements due to risks, uncertainties and other factors. Important factors that could affect actual results are discussed in AES’ filings with the Securities and Exchange Commission (the “SEC”), including, but not limited to, the risks discussed under Item 1A: “Risk Factors” and Item 7: "Management’s Discussion & Analysis" in AES’ 2022 Annual Report on Form 10-K and in subsequent reports filed with the SEC. Readers are encouraged to read AES’ filings to learn more about the risk factors associated with AES’ business. AES undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except where required by law.

Any Stockholder who desires a copy of the Company’s 2022 Annual Report on Form 10-K filed March 1, 2023 with the SEC may obtain a copy (excluding the exhibits thereto) without charge by addressing a request to the Office of the Corporate Secretary, The AES Corporation, 4300 Wilson Boulevard, Arlington, Virginia 22203. Exhibits also may be requested, but a charge equal to the reproduction cost thereof will be made. A copy of the Annual Report on Form 10-K may be obtained by visiting the Company’s website at www.aes.com.

Website Disclosure

AES uses its website, including its quarterly updates, as channels of distribution of Company information. The information AES posts through these channels may be deemed material. Accordingly, investors should monitor our website, in addition to following AES' press releases, quarterly SEC filings and public conference calls and webcasts. In addition, you may automatically receive e-mail alerts and other information about AES when you enroll your e-mail address by visiting the "Subscribe to Alerts" page of AES' Investors website. The contents of AES' website, including its quarterly updates, are not, however, incorporated by reference into this release.

THE AES CORPORATION
NON-GAAP FINANCIAL MEASURES
(Unaudited)
RECONCILIATION OF ADJUSTED EBITDA, ADJUSTED PTC AND ADJUSTED EPS

EBITDA is defined as earnings before interest income and expense, taxes, depreciation and amortization. Adjusted EBITDA is defined as EBITDA excluding the impact of NCI and interest, taxes, depreciation and amortization of our equity affiliates, and adding back interest income recognized under service concession arrangements; excluding gains or losses of both consolidated entities and entities accounted for under the equity method due to (a) unrealized gains or losses related to derivative transactions and equity securities; (b) unrealized foreign currency gains or losses; (c) gains, losses, benefits and costs associated with dispositions and acquisitions of business interests, including early plant closures, and gains and losses recognized at commencement of sales-type leases; (d) losses due to impairments; (e) gains, losses and costs due to the early retirement of debt; and (f) net gains at Angamos, one of our businesses in the Energy Infrastructure SBU, associated with the early contract terminations with Minera Escondida and Minera Spence.
The GAAP measure most comparable to EBITDA and Adjusted EBITDA is net income. We believe that EBITDA and Adjusted EBITDA better reflect the underlying business performance of the Company. Adjusted EBITDA is the most relevant measure considered in the Company’s internal evaluation of the financial performance of its segments. Factors in this determination include the variability due to unrealized gains or losses related to derivative transactions or equity securities remeasurement, unrealized foreign currency gains or losses, losses due to impairments, strategic decisions to dispose of or acquire business interests or retire debt, the non-recurring nature of the impact of the early contract terminations at Angamos, and the variability of allocations of earnings to tax equity investors, which affect results in a given period or periods. In addition, each of these metrics represent the business performance of the Company before the application of statutory income tax rates and tax adjustments, including the effects of tax planning, corresponding to the various jurisdictions in which the Company operates. EBITDA and Adjusted EBITDA should not be construed as alternatives to net income, which is determined in accordance with GAAP.

Year Ended December 31, 2022
Reconciliation of Adjusted EBITDA (in millions)
Net income	$(505)
Income tax expense	265
Interest expense	1,117
Interest income	(389)
Depreciation and amortization	1,053
EBITDA	1,541
Less: Adjustment for noncontrolling interests and redeemable stock of subsidiaries (1)	(704)
Less: Income tax expense (benefit), interest expense (income) and depreciation and amortization from equity affiliates	126
Interest income recognized under service concession arrangements	77
Unrealized derivative and equity securities losses	131
Unrealized foreign currency losses	42
Disposition/acquisition losses	40
Impairment losses	1,658
Loss on extinguishment of debt	20
Adjusted EBITDA	$2,931
Renewables SBU	$605
Utilities SBU	612
Energy Infrastructure SBU	1,836
New Energy Technologies SBU	(116)
Corporate	(6)
Adjusted EBITDA	$2,931
_______________________________
(1)         The allocation of earnings to tax equity investors from both consolidated entities and equity affiliates is removed from Adjusted EBITDA .

Year Ended December 31, 2023
2023 Adjusted EBITDA Modeling Ranges as of 5/8/23
Renewables SBU	$ 660-730
Utilities SBU	600-670
Energy Infrastructure SBU	1,450-1,620
New Energy Technologies SBU / Corporate	(110)-(120)
Adjusted EBITDA	$ 2,600-2,900

THE AES CORPORATION
NON-GAAP FINANCIAL MEASURES
(Unaudited)
RECONCILIATION OF ADJUSTED EBITDA, ADJUSTED PTC AND ADJUSTED EPS
Adjusted PTC is defined as pre-tax income from continuing operations attributable to The AES Corporation excluding gains or losses of the consolidated entity due to (a) unrealized gains or losses related to derivative transactions and equity securities; (b) unrealized foreign currency gains or losses; (c) gains, losses, benefits and costs associated with dispositions and acquisitions of business interests, including early plant closures, and gains and losses recognized at commencement of sales-type leases; (d) losses due to impairments; (e) gains, losses, and costs due to the early retirement of debt; and (f) net gains at Angamos, one of our businesses in the Energy Infrastructure SBU, associated with the early contract terminations with Minera Escondida and Minera Spence. Adjusted PTC also includes net equity in earnings of affiliates on an after-tax basis adjusted for the same gains or losses excluded from consolidated entities.
Adjusted EPS is defined as diluted earnings per share from continuing operations excluding gains or losses of both consolidated entities and entities accounted for under the equity method due to (a) unrealized gains or losses related to derivative transactions and equity securities; (b) unrealized foreign currency gains or losses; (c) gains, losses, benefits and costs associated with dispositions and acquisitions of business interests, including early plant closures, and the tax impact from the repatriation of sales proceeds, and gains and losses recognized at commencement of sales-type leases; (d) losses due to impairments; (e) gains, losses and costs due to the early retirement of debt; (f) net gains at Angamos, one of our businesses in the Energy Infrastructure SBU, associated with the early contract terminations with Minera Escondida and Minera Spence; and (g) tax benefit or expense related to the enactment effects of 2017 U.S. tax law reform and related regulations and any subsequent period adjustments related to enactment effects, including the 2021 tax benefit on reversal of uncertain tax positions effectively settled upon the closure of the Company's U.S. tax return exam.
The GAAP measure most comparable to Adjusted PTC is income from continuing operations attributable to AES. The GAAP measure most comparable to Adjusted EPS is diluted earnings per share from continuing operations. We believe that Adjusted PTC and Adjusted EPS better reflect the underlying business performance of the Company and are considered in the Company’s internal evaluation of financial performance. Factors in this determination include the variability due to unrealized gains or losses related to derivative transactions or equity securities remeasurement, unrealized foreign currency gains or losses, losses due to impairments, strategic decisions to dispose of or acquire business interests or retire debt, and the non-recurring nature of the impact of the early contract terminations at Angamos, which affect results in a given period or periods. In addition, for Adjusted PTC, earnings before tax represents the business performance of the Company before the application of statutory income tax rates and tax adjustments, including the effects of tax planning, corresponding to the various jurisdictions in which the Company operates. Adjusted PTC and Adjusted EPS should not be construed as alternatives to income from continuing operations attributable to AES and diluted earnings per share from continuing operations, which are determined in accordance with GAAP.

	Year Ended December 31, 2020
	Net of NCI (1)	Per Share (Diluted) Net of NCI (1)
	(in millions, except per share amounts)
Income from continuing operations, net of tax, attributable to AES and Diluted EPS	$43	$0.06
Add: Income tax expense from continuing operations attributable to AES	130
Pre-tax contribution	$173
Adjustments
Unrealized derivative and equity securities losses (gains)	$3	$0.01
Unrealized foreign currency losses (gains)	(10)	(0.01)
Disposition/acquisition losses	112	0.17	(2)
Impairment losses	928	1.39	(3)
Loss on extinguishment of debt	223	0.33	(4)
Net gains from early contract terminations at Angamos	(182)	(0.27)	(5)
U.S. Tax Law Reform Impact		0.02	(6)
Less: Net income tax benefit		(0.26)	(7)
Adjusted PTC and Adjusted EPS	$1,247	$1.44
_____________________________

(1)NCI is defined as Noncontrolling Interests.
(2)Amount primarily relates to loss on sale of Uruguaiana of $85 million, or $0.13 per share, loss on sale of the Kazakhstan HPPs of $30 million, or $0.05 per share, as a result of the final arbitration decision, and advisor fees associated with the successful acquisition of additional ownership interest in AES Brasil of $9 million, or $0.01 per share; partially offset by gain on sale of OPGC of $23 million, or $0.03 per share.
(3)Amount primarily relates to asset impairments at Gener of $527 million, or $0.79 per share, other-than-temporary impairment of OPGC of $201 million, or $0.30 per share, impairments at our Guacolda and sPower equity affiliates, impacting equity earnings by $85 million, or $0.13 per share, and $57 million, or $0.09 per share, respectively; impairment at Hawaii of $38 million, or $0.06 per share, and impairment at Panama of $15 million, or $0.02 per share.
(4)Amount primarily relates to losses on early retirement of debt at the Parent Company of $146 million, or $0.22 per share, DPL of $32 million, or $0.05 per share, Angamos of $17 million, or $0.02 per share, and Panama of $11 million, or $0.02 per share.
(5)Amounts relate to net gains at Angamos associated with the early contract terminations with Minera Escondida and Minera Spence of $110 million, or $0.16 per

THE AES CORPORATION
NON-GAAP FINANCIAL MEASURES
(Unaudited)
RECONCILIATION OF ADJUSTED EBITDA, ADJUSTED PTC AND ADJUSTED EPS
share, for the three months ended December 31, 2020, and $182 million, or $0.27 per share, for the twelve months ended December 31, 2020.
(6)Amount represents adjustment to tax law reform remeasurement due to incremental deferred taxes related to DPL of $16 million, or $0.02 per share.
(7)Amount primarily relates to income tax benefits associated with the impairments at Gener and Guacolda of $164 million, or $0.25 per share, and income tax benefits associated with losses on early retirement of debt at the Parent Company of $31 million, or $0.05 per share; partially offset by income tax expense related to net gains at Angamos associated with the early contract terminations with Minera Escondida and Minera Spence of $49 million, or $0.07 per share.